EXHIBIT 10.10

 FORM OF SUBSCRIPTION AGREEMENT

NANO-TEXTILE LTD.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of ordinary shares (the “Shares”) of NANO-TEXTILE LTD., an Israeli corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated _______ ___, 2015, which has been delivered to the undersigned with this Subscription Agreement, is attached hereto, and which the Subscriber acknowledges as having received and read.

The undersigned further acknowledges that there may be restrictions on the resale of the Shares imposed by the particular state law where the undersigned resides or in a jurisdiction outside of the United States. Accordingly, the undersigned will not offer to sell or sell the Shares in any jurisdiction unless the undersigned obtains all required consents, if any.

The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The undersigned is further aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the shares or the Company, or (iii) guaranteed or insured any investment in the Shares.

The undersigned understands that the price of the Shares purchased hereby bears no relation to the assets, book value, or net worth of the Company and was determined arbitrarily by the Company.

Total number of shares subscribed for at US$0.10 per share: ________________ Ordinary Shares.

Amount paid with this Subscription Agreement: US$_______________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __ day of ___________, 2015.

[__________________]

Signature: ____________________

Name: ____________________

Address: ____________________

Tel. Number: ____________________

E-Mail Address: ____________________

Check, money order, or bank draft shall be made payable to Nano-Textile Ltd.

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Nano-Textile Ltd. this _____day of _____________, 2015.

Nano-Textile Ltd.

By:
Name:
Title: